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                                                                    EXHIBIT 10.2


                       AMENDMENT NO. 1 TO SUBLEASE BETWEEN
             AXON INSTRUMENTS, INC. AND ARGONAUT TECHNOLOGIES, INC.


        THIS AMENDMENT NO. 1 TO SUBLEASE ("Amendment No. 1") is dated as of June 27, 2001 ("Amendment Reference Date"), by and between Axon Instruments, Inc., a California corporation ("Sublessor"), and Argonaut Technologies, Inc., a Delaware corporation ("Sublessee").

                                    RECITALS


        A. Sublessor and Sublessee executed that certain Sublease dated May 22, 2001 ("Sublease"), with respect to approximately 31,620 square feet of rental space constituting the entire building commonly known as 1101 Chess Drive, City of Foster City, County of San Mateo, State of California.

        B. It has taken longer than Sublessor and Sublessee originally anticipated to obtain the Master Lessor's Consent to the Sublease, and the parties hereto have exceeded the deadline to obtain such consent pursuant to
Section 17 of the Sublease.

        C. Sublessor and Sublessee anticipate the Master Lessor's Consent will soon be obtained, and accordingly they desire to amend the Sublease to (i) extend the deadline to obtain Master Lessor's Consent, (ii) extend a date set forth in Section 2(a)(ii) of the Sublease with respect to a termination right of Sublessee, and (iii) extend the outside date for, and extend certain other dates pertaining to, the Sublease Rent Commencement Date.

        NOW, THEREFORE, in furtherance of the foregoing, and in consideration of the mutual agreements hereinafter set forth and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree to amend the Sublease as follows:

        1. Sublessor and Sublessee hereby ratify the Sublease, and accordingly the third sentence of Section 17 of the Sublease is hereby deleted in its entirety and the following is substituted in its place: "The Sublease shall be deemed null, void and of no effect unless Master Lessor's Consent is received by Sublessor by, and including, July 3, 2001, and such Master Lessor's Consent shall also include consent to Amendment No. 1 to the Sublease."

        2. In the first sentence of Section 2(a)(ii) of the Sublease, the date "June 15, 2001" is hereby deleted and the date "July 6, 2001" is hereby substituted in its place.

        3. In clause "(ii)" of the first sentence of Section 3(a) of the Sublease, the date "August 1, 2001" is hereby deleted and the date "September 1, 2001" is hereby substituted in its place.

        4. In the first sentence of Section 3(b) of the Sublease, the date "August 1, 2001" is hereby deleted and the date "September 1, 2001" is hereby substituted in its place, and the date



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"July 31, 2001" is hereby deleted and the date "August 31, 2001" is hereby substituted in its place.

        5. In the first sentence of Section 4 of the Sublease, the phrase "August 2001" is hereby deleted, and the phrase "September 2001" is hereby substituted in its place.

        6. In the second sentence of Section 4 of the Sublease, the date "August 1, 2001" is hereby deleted and the date "September 1, 2001" is hereby substituted in its place, and the phrase "August 2001" is hereby deleted and the phrase "September 2001" is hereby substituted in its place.

        7. All capitalized terms used herein have the same meaning as set forth in the Sublease except as otherwise expressly stated herein.

        8. This Amendment No. 1 may be executed in counterpart originals, which when fully executed and delivered by the parties, shall have the same effect as if the parties hereto had executed the same document, and all counterparts shall be construed together and shall constitute a single Amendment No. 1. If delivery is made by facsimile, such delivery shall be effective on the date such facsimile is sent to the other party, provided that hard copy of the signed original shall be received by such other party within three (3) business days thereafter.

        9. Except as expressly modified herein, the terms and conditions of the Sublease remain in effect and unmodified.

        IN WITNESS WHEREOF, the parties have executed this Sublease as of the Amendment Reference Date.

SUBLESSOR:

AXON INSTRUMENTS, INC., a California corporation


By:____________________________             By:_________________________________

Its:___________________________             Its:________________________________


SUBLESSEE:

ARGONAUT TECHNOLOGIES, INC., a Delaware corporation


By:____________________________

Its:___________________________



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